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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                     PENN VIRGINIA RESOURCE PARTNERS, L.P.
            (Exact Name of Registrant as Specified in its Charter)

                Delaware                                 23-3087517
 (State of Incorporation or Organization)    (IRS Employer Identification No.)

                              100 Matsonford Road
                                   Suite 200
                          Radnor, Pennsylvania 19087

             (Address of Principal Executive Offices and Zip Code)

 If this form relates to the registration of a class of securities pursuant to
 Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

 If this form relates to the registration of a class of securities pursuant to
 Section 12(g) of the Exchange Act and is effective pursuant to General instruction A.(d), check the following box.

 Securities act registration statement file number to which this form relates:
 333-65442.

 Securities to be registered pursuant to Section 12(b) of the Act:

           Title of Each Class                   Name Of Each Exchange On Which
           To Be So Registered                   Each Class Is To Be Registered
           -------------------                   ------------------------------

Common Units representing limited partner        New York Stock Exchange
                 interests

 Securities to be registered pursuant to Section 12(g) of the Act:

                                     None
                               (Title of Class)
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                INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1. Description of Registrant's Securities to be Registered.

     A description of common units representing limited partner interests in Penn Virginia Resource Partners, L.P. (the "Registrant") is set forth under the captions "Prospectus Summary," "Cash Distribution Policy," "Description of the Common Units," "The Partnership Agreement" and "Material Tax Considerations" in the prospectus to be filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which prospectus will constitute a part of the Registrant's Registration Statement on Form S-1, as amended (Registration No. 333-65442) (the "Form S-1 Registration Statement") initially filed with the Securities and Exchange Commission on July 19, 2001. Such prospectus, in the form in which it is so filed, shall be deemed to be incorporated herein by reference.

Item 2. Exhibits.

     The following exhibits to this Registration Statement on Form 8-A are incorporated by reference from the documents specified which have been filed with the Securities and Exchange Commission.

 Exhibit No.    Description
 -----------    -----------

      1. Registrant's Form S-1 Registration Statement, as amended (Registration No. 333-65442), initially filed with the Securities and Exchange Commission on July 19, 2001 -- incorporated herein by reference.

      2. Certificate of Limited Partnership of the Registrant -- incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement.

      3. Amended and Restated Agreement of Limited Partnership of the Registrant -- incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement.
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              PENN VIRGINIA RESOURCE PARTNERS, L.P.

                              By:    PENN VIRGINIA RESOURCE GP, LLC
                                     its General Partner

                              By:    /s/ A. James Dearlove
                                  ----------------------------------------------
                              Name:  A. James Dearlove
                              Title: Chief Executive Officer and Director

Date:  October 16, 2001
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                               INDEX TO EXHIBITS

 Exhibit No.    Description
 -----------    -----------

      1. Registrant's Form S-1 Registration Statement, as amended (Registration No. 333-65442), initially filed with the Securities and Exchange Commission on July 19, 2001 -- incorporated herein by reference.

      2. Certificate of Limited Partnership of the Registrant -- incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement.

      3. Amended and Restated Agreement of Limited Partnership of the Registrant -- incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement.